EXHIBIT 32.1

CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Stephen G. Fendrich, as President and Chief Operating Officer of Simmons Company (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 28, 2009 (the “Report”), being filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2009                  /s/ Stephen G. Fendrich
                             Name: Stephen G. Fendrich
                             Title: President and Chief Operating Officer

A signed original of this written statement required by Section 906 has been provided to Simmons Company and will be retained by Simmons Company and furnished to the Securities and Exchange Commission or its staff upon request.